   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 21, 2001.

                                                              FILE NO. 333-70068
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                AMENDMENT NO. 6
                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 -------------

                         EME Homer City Generation L.P.

             (Exact name of registrant as specified in its charter)

           Pennsylvania                            4991                             33-0826938
 (State or other jurisdiction of       (Primary Standard Industrial      (I.R.S. Employer Identification
  incorporation or organization)       Classification Code Number)                     No.)

                                ----------------

                             1750 Power Plant Road
                      Homer City, Pennsylvania 15748-8009
                                 (724) 479-9011
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ----------------

                           Steven D. Eisenberg, Esq.
                             Edison Mission Energy
                      18101 Von Karman Avenue, Suite 1700
                            Irvine, California 92612
                                 (949) 752-5588
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ----------------

                                    Copy to:
                           Robert M. Chilstrom, Esq.
                             Harold F. Moore, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                            New York, New York 10036

                                 --------------

    Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

                                ----------------

    If the securities being registered on this form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

                                ----------------

    The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    EME Homer City Generation L.P. files this Amendment No. 6 solely to file
Exhibit 8.1 to the Registration Statement on Form S-4 (File No. 333-70068) filed by EME Homer City Generation L.P. with the Securities and Exchange Commission on September 24, 2001.

                                    PART II
           INFORMATION NOT REQUIRED IN CONSENT SOLICITATION STATEMENT

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    We are a limited partnership organized under the laws of the State of Pennsylvania. Section 8510 of the Pennsylvania Revised Uniform Limited Partnership Act provides that, subject to such standards and restrictions, if any, as are described in its partnership agreement, a limited partnership may, and shall have the power to, indemnify and hold harmless any partner or other persons from and against any and all claims and demands whatsoever; if, however, such indemnification shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

    Section 8.7 of our Agreement of Limited Partnership, which we refer to as the agreement, provides that the general partner, as defined in the agreement, will not be liable to us or the limited partners, as defined in the agreement, for any act or omission by the general partner under the authority granted to it by the agreement, except by reason of fraud, bad faith, willful misfeasance, gross negligence or any act in breach of the agreement. The general partner will indemnify and save harmless us and the limited partners from any loss or liability arising out of its fraud, bad faith, willful misfeasance, gross negligence or breach of the agreement. Moreover, we will indemnify and save harmless the general partner from any loss or liability incurred by the general partner by reason of any act performed by the general partner on our behalf or in furtherance of our interest other than by reason of the general partner's fraud, bad faith, willful misfeasance, negligence or breach of the agreement. In the event the general partner is found personally liable for any debts of ours, other than any debt or liability incurred by reason of the general partner's fraud, bad faith, willful misfeasance, negligence or breach of the agreement, and is required to and does satisfy a liability of ours out of its personal assets, the general partner will have a right of reimbursement out of our assets which we refer to as right of reimbursement. The right of reimbursement will accrue to the general partner 30 days after written notice of such right is given to each of the other partners. Upon such accrual of the right of reimbursement, the general partner will be reimbursed out of our assets in the order of priority specified in Section 8.7 of the agreement, but only to the extent necessary to satisfy such right of reimbursement. To the extent not reimbursed as provided in the agreement, the general partner will have no right of contribution from the limited partners.

    Upon the consummation of the sale-leaseback transaction, the partnership agreement will be amended so that the general partner will only be liable to the partnership or limited partners for any act or ommission by the general partner constituting willful misconduct, recklessness or any act in breach of the partnership agreement. In determining whether the general partner's acts constitute willful misconduct or recklessness, it will not constitute misconduct or recklessness to comply with provision of the sale-leaseback transaction documents. The general partner shall also be entitled to consider, to the fullest extent permitted by Pennsylvania law, the effects of any action that it might take upon creditors of the partnership, even if the general partner is a creditor or an affiliate of a creditor, so long as its determination does not constitute willful misconduct or recklessness. We will indemnify and save harmless the general partner from any loss or liability incurred by it in furtherance of our interest other than by reason of willful misconduct, recklessness or breach of the partnership agreement, to the broadest extent permitted under Section 8510 of the Pennsylvania Revised Uniform Limited Partnership Act or successor statute.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


3.1                     EME Homer City Generation L.P. Agreement of Limited
                        Partnership incorporated by reference to Exhibit 3.13 to
                        Edison Mission Holding Co.'s registration statement on Form
                        S-4 filed with the Securities and Exchange Commission on
                        December 3, 1999 (File No. 333-92047).

3.2                     Form of Amended and Restated Agreement of Limited
                        Partnership of EME Homer City Generation L.P.**

4.1                     Indenture, dated as of May 27, 1999, between Edison Mission
                        Holdings Co. and United States Trust Company of New York, as
                        Trustee, incorporated by reference to Exhibit 4.1 to Edison
                        Mission Holdings Co.'s registration statement on Form S-4
                        filed with the Securities and Exchange Commission on
                        December 3, 1999 (File No. 333-92047).

4.1.1                   Form of First Amended and Restated Indenture, dated as of
                        December    , 2001 among Homer City Funding LLC and The Bank
                        of New York, a successor trustee to United States Trust
                        Company of New York.**

4.1.2                   Form of 8.137% Senior Secured Bond due 2019 (included in
                        Exhibit 4.1.1).**

4.1.3                   Form of 8.734% Senior Secured Bond due 2026 (included in
                        Exhibit 4.1.1).**

4.1.4                   Form of Assumption Agreement, dated as of December    ,
                        2001, among Homer City OL1 LLC, Homer City OP2 LLC, Homer
                        City OP3 LLC, Homer City OP4 LLC, Homer City OL5 LLC, Homer
                        City OP6 LLC, Homer City OP7 LLC, Homer City OP8 LLC, Homer
                        City Funding and The Bank of New York as Trustee.**

4.2                     Form of Indenture of Trust and Security Agreement, dated, as
                        of December   , 2001, between Homer City OL1 LLC, The Bank
                        of New York, as Lease Indenture Trustee and Security
                        Agent.**

4.2.1 Schedule identifying substantially identical agreements to Lease Indenture of Trust, Mortgage and Security Agreement constituting Exhibit 4.2 hereto.**

4.2.2                   Form of Secured Lease Obligation Note (included in Exhibit
                        4.2).**

4.3                     Form of Facility Lease Agreement, dated as of December    ,
                        2001, between Homer City OL1 LLC and EME Homer City
                        Generation L.P.**

4.3.1                   Schedule identifying substantially identical agreements to
                        Facility Lease Agreement constituting Exhibit 4.3 hereto.**

4.4                     Form of Participation Agreement, dated as of December    ,
                        2001, among EME Homer City Generation L.P., Homer City OL1
                        LLC, the Owner Participant, the Owner Manager, The Bank of
                        New York as the Security Agent, The Bank of New York as
                        Lease Indenture Trustee, Homer City Funding LLC and The Bank
                        of New York as Trustee.**

4.4.1 Schedule identifying substantially identical agreements to Participation Agreement constituting Exhibit 4.4 hereto.**

4.5                     Form of Owner Lessor Subordination Agreement, dated as of
                        December   , 2001, by and among Homer City OL1 LLC, the
                        Owner Lessor, the Owner Participant and The Bank of New
                        York, as the Lease Indenture Trustee.**

4.5.1 Schedule identifying substantially identical agreements to Owner Lessor Subordination Agreement constituting Exhibit
                        4.5 hereto.**

4.6                     Form of Lease Subordination Agreement, dated as of December
                           , 2001, by and among the Owner Lessor, the Owner
                        Participant and The Bank of New York as Security Agent.**

4.6.1 Schedule identifying substantially identical agreements to Lease Subordination Agreement constituting Exhibit 4.6 hereto.**

4.7                     Form of Pledge and Collateral Agreement made by Edison
                        Mission Holdings Co. in favor of The Bank of New York, as
                        successor to United States Trust Company of New York, as
                        Collateral Agent, dated as of December    , 2001.**

4.8                     Form of Assumption Agreement, dated as of December   , 2001,
                        among Edison Mission Holdings Co., EME Homer City Generation
                        L.P. and The Bank of New York (as successor to United States
                        Trust Company of New York), as Trustee.**

4.9                     Form of Open-End Mortgage, Security Agreement and Assignment
                        of Rents, dated as of December   , 2001, among Homer City
                        OLI LLC, as the Owner Lessor to The Bank of New York, as
                        Security Agent and Mortgagee (included in Exhibit 4.2).**

5.1                     Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to EME Homer City Generation L.P., as to the
                        legality of the 8.137% Senior Secured Bonds due 2019 and
                        8.734% Senior Secured Bonds 2026 being registered hereby.**

8.1                     Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois),
                        special counsel to EME Homer City Generation L.P. as to tax matters.*

10.1                    Exchange and Registration Rights Agreement, dated as of May
                        27, 1999, by and among the Initial Purchasers named therein, the Guarantors named therein and Edison Mission Holdings
                        Co., incorporated by reference to Exhibit 10.1 to Edison
                        Mission Holding Co.'s registration statement on Form S-4 to the Securities and Exchange Commission on December 3, 1999
                        (File No. 333-92047).

10.2 Executive Supplemental Benefit Program, incorporated by reference to Exhibits to Forms 10-K filed by SCEcorp (File
                        No. 1-2313).

10.3 1981 Deferred Compensation Agreement, incorporated by reference to Exhibits to Forms 10-K filed by SCEcorp (File
                        No. 1-2313).

10.4                    1985 Deferred Compensation Agreement for Executives,
                        incorporated by reference to Exhibits to Forms 10-K filed by
                        SCEcorp (File No. 1-2313).

10.5                    1987 Deferred Compensation Agreement for Executives,
                        incorporated by reference to Exhibits to Forms 10-K filed by
                        SCEcorp (File No. 1-2313).

10.6                    1988 Deferred Compensation Plan for Executives, incorporated by reference to Exhibits to Forms 10-K filed by SCEcorp
                        (File No. 1-2313).

10.7                    1989 Deferred Compensation plan for Executives, incorporated by reference to Exhibits to Forms 10-K filed by SCEcorp
                        (File No. 1-9936).

10.8                    1990 Deferred Compensation Plan for Executives, incorporated by reference to Exhibits to Forms 10-K filed by SCEcorp
                        (File No. 1-9936).

10.9                    Annual Deferred Compensation Plan for Executives,
                        incorporated by reference to Exhibits to Forms 10-K filed by
                        SCEcorp (File No. 1-9936).

10.10 Executive Retirement Plan for Executives, incorporated by reference to Exhibits to Forms 10-K filed by SCEcorp (File
                        No. 1-2313).

10.11                   Estate and Financial Planning Program for Executive
                        Officers, incorporated by reference to Exhibits to Forms
                        10-K filed by SCEcorp (File No. 1-9936).

10.12                   Transition Power Purchase Agreement, dated August 1, 1998, between New York State Electric & Gas Corporation and
                        Mission Energy Westside, Inc., incorporated by reference to
                        Exhibit 10.52 to Edison Mission Energy's Form 10-K for the
                        year ended December 31, 1998.

10.13 Transition Power Purchase Agreement, dated August 1, 1998, between Pennsylvania Electric Company and Mission Energy
                        Westside, Inc., incorporated by reference to Exhibit 10.53 to Edison Mission Energy's Form 10-K for the year ended
                        December 31, 1998.

10.14                   Guarantee, dated August 1, 1998, between Edison Mission
                        Energy, Pennsylvania Electric Company, NGE Generation, Inc.
                        and New York State Electric & Gas Corporation, incorporated by reference to Exhibit 10.54 to Edison Mission Energy's
                        Form 10-K for the year ended December 31, 1998.

10.15                   Credit Agreement, dated March 18, 1999, among Edison Mission
                        Holdings Co. and Certain Commercial Lending Institutions,
                        and Citicorp USA, Inc., incorporated by reference to Exhibit
                        10.55 to Edison Mission Energy's Form 8-K dated March 18,
                        1999.

10.16                   Guarantee and Collateral Agreement made by Edison Mission
                        Holdings Co., Edison Mission Finance Co., Homer City
                        Property Holdings, Inc., Chestnut Ridge Energy Co., Mission
                        Energy Westside, Inc., EME Homer City Generation L.P. and
                        Edison Mission Energy in favor of United States Trust
                        Company of New York, dated as of March 18, 1999,
                        incorporated by reference to Exhibit 10.56 to Edison Mission
                        Energy's Form 8-K dated March 18, 1999.

10.16.1                 Amendment No. 1 to the Guarantee and Collateral Agreement,
                        dated May 27, 1999, between Edison Mission Holdings Co.,
                        Edison Mission Finance Co., Homer City Property Holdings,
                        Inc., Chestnut Ridge Energy Company, Mission Energy
                        Westside, Inc., EME Homer City Generation L.P. and Edison
                        Mission Energy in favor of United States Trust Company of
                        New York, incorporated by reference to Exhibit 10.56.1 to
                        Amendment No. 1 of Edison Mission Holdings Co.'s
                        registration statement on Form S-4 filed with the Securities and Exchange Commission on February 8, 2000 (File No.
                        333-92047).

10.16.2                 Open-End Mortgage, Security Agreement and Assignment of
                        Lease and Rents, dated March 18, 1999, from EME Homer City
                        Generation L.P. to United States Trust Company of New York,
                        incorporated by reference to Exhibit 10.56.2 to Amendment
                        No. 1 of Edison Mission Holdings Co.'s registration
                        statement on Form S-4 filed with the Securities and Exchange
                        Commission on February 8, 2000 (File No. 333-92047).

10.16.3                 Amendment No. 1 to the Open-End Mortgage, Security Agreement
                        and Assignment of Leases and Rents, dated May 27, 1999, from
                        EME Homer City Generation L.P. to United States Trust
                        Company of New York, incorporated by reference to Exhibit
                        10.56.3 to Amendment No. 1 of Edison Mission Holdings Co.'s
                        registration statement on Form S-4 filed with the Securities and Exchange Commission on February 8, 2000 (File No.
                        333-92047).

10.16.4                 Form of Amended and Restated Guarantee and Collateral
                        Agreement, dated as of December    , 2001, made by EME Homer
                        City Generation L.P. in favor of The Bank of New York as
                        successor to United States Trust Company of New York, as
                        Collateral Agent.**

10.17                   Collateral Agency and Intercreditor Agreement among Edison
                        Mission Holdings Co., Edison Mission Finance Co., Homer City
                        Property Holdings, Inc., Chestnut Ridge Energy Co., Mission
                        Energy Westside, Inc., EME Homer City Generation L.P., The
                        Secured Parties' Representative, Citicorp USA, Inc., as
                        Administrative Agent and United States Trust Company of New
                        York, as Collateral Agent, dated as of March 18, 1999,
                        incorporated by reference to Exhibit 10.57 to Edison Mission
                        Energy's Form 8-K dated March 18, 1999.

10.18                   Security Deposit Agreement among Edison Mission Holdings
                        Co., Edison Mission Finance Co., Homer City Property
                        Holdings, Inc., Chestnut Ridge Energy Co., Mission Energy
                        Westside, Inc., EME Homer City Generation L.P. and United
                        State Trust Company of New York, as Collateral Agent, dated as of March 18, 1999, incorporated by reference to Exhibit
                        10.58 to Edison Mission Energy's Form 8-K dated March 18,
                        1999.

10.18.1                 Amendment No. 1 to the Security Deposit Agreement, dated May
                        27, 1999, between Edison Mission Holdings Co., Edison
                        Mission Finance Co., Homer City Property Holdings, Inc.,
                        Chestnut Ridge Energy Company, Mission Energy Westside,
                        Inc., EME Homer City Generation L.P. and United States Trust
                        Company of New York, as Collateral Agent, incorporated by
                        reference to Exhibit 10.58.1 to Amendment No. 1 of Edison
                        Mission Holdings Co.'s registration statement on Form S-4
                        filed with the Securities and Exchange Commission on
                        February 8, 2000 (File No. 333-92047).

10.18.2                 Form of Amended Security Deposit Agreement, dated as of
                        December    , 2001, among EME Homer City Generation L.P. and
                        The Bank of New York as Collateral Agent.**

10.19 Credit Support Guarantee, dated as of March 18, 1999, made by Edison Mission Energy in favor of United States Trust
                        Company of New York, incorporated by reference to Exhibit
                        10.59 to Edison Mission Energy's Form 8-K dated March 18,
                        1999.

10.19.1                 Amendment No. 1 to the Credit Support Guarantee, dated May
                        27, 1999, made by Edison Mission Energy in favor of United
                        States Trust Company of New York, incorporated by reference to Exhibit 10.59.1 to Amendment No. 1 of Edison Mission
                        Holdings Co.'s registration statement on Form S-4 filed with the Securities and Exchange Commission on February 8, 2000
                        (File No. 333-92047).

10.20                   Debt Service Reserve Guarantee, dated as of March 18, 1999, made by Edison Mission Energy in favor of United States
                        Trust Company of New York on behalf of the various financial institutions (Lenders) as are or may become parties to the
                        Credit Agreement, dated as of March 18, 1999, among Edison
                        Mission Holdings Co., the Lenders and Citicorp USA, Inc.,
                        incorporated by reference to Exhibit 10.60 to Edison Mission
                        Energy's Form 8-K dated March 18, 1999.

10.20.1                 Amendment No. 1 to the Debt Service Reserve Guarantee, dated
                        May 27, 1999, made by Edison Mission Energy in favor of
                        United States Trust Company of New York, incorporated by
                        reference to Exhibit 10.60.1 to Amendment No. 1 of Edison
                        Mission Holdings Co.'s registration statement on Form S-4
                        filed with the Securities and Exchange Commission on
                        February 8, 2000 (File No. 333-92047).

10.20.2                 Amendment No. 2 to the Debt Service Reserve Guarantee, dated as of March 18, 2001, made by Edison Mission Energy in favor of United States Trust Company of New York, incorporated by reference to Exhibit 10.60.2 to Edison Mission Energy's Form
                        10-Q for the quarter ended June 30, 2001.

10.20.2                 Bond Debt Service Reserve Guarantee, dated May 27, 1999,
                        made by Edison Mission Energy in favor of United States
                        Trust Company of New York, incorporated by reference to
                        Exhibit 10.60.2 to Amendment No. 1 of Edison Mission
                        Holdings Co.'s registration statement on Form S-4 filed with the Securities and Exchange Commission on February 8, 2000
                        (File No. 333-92047).

10.20.3                 Intercompany Loan Subordination Agreement, dated March 18,
                        1999, among Edison Mission Holdings Co., Edison Mission
                        Finance Co., Homer City Property Holdings, Inc., Chestnut
                        Ridge Energy Co., Mission Energy Westside, Inc., EME Homer
                        City Generation L.P. and United States Trust Company of New
                        York, incorporated by reference to Exhibit 10.60.3 to
                        Amendment No. 2 of Edison Mission Holdings Co.'s
                        registration statement on Form S-4 filed with the Securities and Exchange Commission on February 29, 2000 (File No.
                        333-92047).

10.21                   Credit Agreement, dated March 18, 1999, among Edison Mission
                        Energy and Certain Commercial Lending Institutions, and
                        Citicorp USA Inc., incorporated by reference to Exhibit
                        10.61 to Edison Mission Energy's Form 8-K dated March 18,
                        1999.

10.21.1                 Amendment One to Credit Agreement, dated as of August 17,
                        2000, by and among Edison Mission Energy, Certain Commercial
                        Lending Institutions, and Citicorp USA, Inc., as
                        Administrative Agent, incorporated by reference to Exhibit
                        10.61.1 to Edison Mission Energy's Form 10-K for the year
                        ended December 31, 2000.

10.22                   Asset Purchase Agreement, dated August 1, 1998, between
                        Pennsylvania Electric Company, NGE Generation, Inc., New
                        York State Electric & Gas Corporation and Edison Mission
                        Energy's Form 10-K for the year ended December 31, 2000.

10.23                   Form of Agreement for 2000 Employee Awards under the Equity
                        Compensation Plan, incorporated by reference to Exhibit
                        10.78 to Edison Mission Energy's Form 10-Q for the quarter ended Mach 31, 2000.

10.24 Edison International 2000 Equity Plan, incorporated by reference to Exhibit 10.1 to Edison International's Form
                        10-Q for the quarter ended March 31, 2000. (File No.
                        1-9936).

10.25                   Form of Agreement for 2000 Employee Awards under the 2000
                        Equity Plan, incorporated by reference to Exhibit 10.2 to
                        Edison International's Form 10-Q for the quarter ended June
                        30, 2000. (File No. 1-9936).

10.26                   Amendment No. 1 to the Edison International Equity
                        Compensation plan (as restated January 1, 1998), incorporated by reference to Exhibit 10.4 to Edison
                        International's Form 10-Q for the quarter ended June 30,
                        2000. (File No. 1-9936).

12.1 Statement regarding the ratio of earnings to fixed charges for EME Homer City Generation L.P.**

21.1                    List of Subsidiaries of EME Homer City Generation L.P.**

23.1                    Consent of Arthur Andersen LLP.**

23.2                    Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                        (included in Exhibit 5.1).**

23.3                    Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
                        (included in Exhibit 8.1).*

25.1                    Statement of Eligibility and Qualification on Form T-1 of
                        The Bank of New York for the 8.137% Senior Secured Bonds due
                        2019 and 8.734% Senior Secured Bonds due 2026.**

99.1                    Form of Consent Form.**

99.2                    Form of Letter to Our Clients.**

99.3                    Form of Letter to Brokers, Dealers, Commercial Banks, Trust
                        Companies and Other Nominees.**

99.4                    Form of Consent Solicitation Agreement, dated as of     ,
                        2001, among EME Homer City Generation L.P., Edison Mission
                        Holdings Co., Credit Suisse First Boston Corporation and
                        Lehman Brothers Inc.**


------------------------

*   Filed herewith.

**  Previously filed.

ITEM 22. UNDERTAKINGS

    (a) The undersigned registrant hereby undertakes:

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    (b) The undersigned registrant hereby undertakes:

       (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i) To include any prospectus required by Section 10(a)(3) of the
                Securities Act of 1933.

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

       (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    The undersigned registrant hereby undertakes that:


       (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

       (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (3) For purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

    (d) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (e) The undersigned registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (1) of clause (b) above, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    (f) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

    (g) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 21st day of November, 2001.


                                                       EME HOMER CITY GENERATION L.P.
                                                       (Registrant)

                                                       By: Mission Energy Westside, Inc., as General
                                                           Partner

                                                       By:            /s/ GEORGIA R. NELSON
                                                            -----------------------------------------
                                                                        Georgia R. Nelson
                                                                            PRESIDENT


                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----
            /s/ GEORGIA R. NELSON                      President and Director
-------------------------------------------              (Principal Executive       November 21, 2001
            Georgia R. Nelson                            Officer)

                                                       Vice President, Treasurer
            /s/ KEVIN M. SMITH                           and Director
-------------------------------------------              (Principal Financial and   November 21, 2001
            Kevin M. Smith                               Accounting Officer)

            /s/ JOHN K. DESHONG
-------------------------------------------            Vice President and Director  November 21, 2001
            John K. Deshong

            /s/ RONALD L. LITZINGER
-------------------------------------------            Vice President and Director  November 21, 2001
            Ronald L. Litzinger

            /s/ RAYMOND W. VICKERS
-------------------------------------------            Director                     November 21, 2001
            Raymond W. Vickers

                               INDEX TO EXHIBITS


3.1                     EME Homer City Generation L.P. Agreement of Limited
                        Partnership incorporated by reference to Exhibit 3.13 to
                        Edison Mission Holding Co.'s registration statement on Form
                        S-4 filed with the Securities and Exchange Commission on
                        December 3, 1999 (File No. 333-92047).

3.2                     Form of Amended and Restated Agreement of Limited
                        Partnership of EME Homer City Generation L.P.**

4.1                     Indenture, dated as of May 27, 1999, between Edison Mission
                        Holdings Co. and United States Trust Company of New York, as
                        Trustee, incorporated by reference to Exhibit 4.1 to Edison
                        Mission Holdings Co.'s registration statement on Form S-4
                        filed with the Securities and Exchange Commission on
                        December 3, 1999 (File No. 333-92047).

4.1.1                   Form of First Amended and Restated Indenture, dated as of
                        December   , 2001 among Homer City Funding LLC and The Bank
                        of New York, as successor trustee to United States Trust
                        Company of New York.**

4.1.2                   Form of 8.137% Senior Secured Bond due 2019 (included in
                        Exhibit 4.1.1).**

4.1.3                   Form of 8.734% Senior Secured Bond due 2026 (included in
                        Exhibit 4.1.1).**

4.1.4                   Form of Assumption Agreement, dated as of December   , 2001,
                        among Homer City OL1 LLC, Homer City OP2 LLC, Homer City OP3
                        LLC, Homer City OP4 LLC, Homer City OL5 LLC, Homer City OP6
                        LLC, Homer City OP7 LLC, Homer City OP8 LLC, Homer City
                        Funding and The Bank of New York as Trustee.**

4.2                     Form of Indenture of Trust and Security Agreement, dated as
                        of December   , 2001, between Homer City OL1 LLC, The Bank
                        of New York, as Lease Indenture Trustee and Security
                        Agent.**

4.2.1 Schedule identifying substantially identical agreements to Lease Indenture of Trust, Mortgage and Security Agreement constituting Exhibit 4.2 hereto.**

4.2.2                   Form of Secured Lease Obligation Note (included in Exhibit
                        4.2).**

4.3                     Form of Facility Lease Agreement, dated as of December   ,
                        2001, between Homer City OL1 LLC and EME Homer City
                        Generation L.P.**

4.3.1                   Schedule identifying substantially identical agreements to
                        Facility Lease Agreement constituting Exhibit 4.3 hereto.**

4.4                     Form of Participation Agreement, dated as of December   ,
                        2001, among EME Homer City Generation L.P., Homer City OL1
                        LLC, the Owner Participant, the Owner Manager, The Bank of
                        New York as the Security Agent, The Bank of New York as
                        Lease Indenture Trustee, Homer City Funding LLC and The Bank
                        of New York as Trustee.**

4.4.1 Schedule identifying substantially identical agreements to Participation Agreement constituting Exhibit 4.4 hereto.**

4.5                     Form of Owner Lessor Subordination Agreement, dated as of
                        December   , 2001, by and among Homer City OL1 LLC, the
                        Owner Participant and The Bank of New York, as the Lease
                        Indenture Trustee.**

4.5.1 Schedule identifying substantially identical agreements to Owner Lessor Subordination Agreement constituting Exhibit
                        4.5 hereto.**

4.6                     Form of Lease Subordination Agreement, dated as of
                        December   , 2001, by and among the Owner Lessor, the Owner
                        Participant and United States Trust Company of New York. as
                        Security Agent.**

4.6.1 Schedule identifying substantially identical agreements to Lease Subordination Agreement constituting Exhibit 4.6 hereto.**

4.7                     Form of Pledge and Collateral Agreement, made by Edison
                        Mission Holdings Co. in favor of The Bank of New York, as
                        successor to United States Trust Company of New York, as
                        Collateral Agent, dated as of December   , 2001.**

4.8                     Form of Assumption Agreement, dated as of December   , 2001,
                        among Edison Mission Holdings Co., EME Homer City Generation
                        L.P. and The Bank of New York (as successor to United States
                        Trust Company of New York), as Trustee.**

4.9                     Form of Open-End Mortgage, Security Agreement and Assignment
                        of Rents, dated as of December   , 2001, from December   ,
                        2001 Homer City OLI LLC, as the Owner Lessor to The Bank of
                        New York, as Security Agent and Mortgagee (included in
                        Exhibit 4.2).**

5.1                     Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to EME Homer City Generation L.P., as to the
                        legality of the 8.137% Senior Secured Bonds due 2019 and
                        8.734% Senior Secured Bonds 2026 being registered hereby.**

8.1                     Opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois),
                        special counsel to EME Homer City Generation L.P., as to tax matters.*

10.1                    Exchange and Registration Rights Agreement, dated as of May
                        27, 1999, by and among the Initial Purchasers named therein, the Guarantors named therein and Edison Mission Holdings
                        Co., incorporated by reference to Exhibit 10.1 to Edison
                        Mission Holding Co.'s registration statement on Form S-4 to the Securities and Exchange Commission on December 3, 1999
                        (File No. 333-92047).

10.2 Executive Supplemental Benefit Program, incorporated by reference to Exhibits to Forms 10-K filed by SCEcorp (File
                        No. 1-2313).

10.3 1981 Deferred Compensation Agreement, incorporated by reference to Exhibits to Forms 10-K filed by SCEcorp (File
                        No. 1-2313).

10.4                    1985 Deferred Compensation Agreement for Executives,
                        incorporated by reference to Exhibits to Forms 10-K filed by
                        SCEcorp (File No. 1-2313).

10.5                    1987 Deferred Compensation Agreement for Executives,
                        incorporated by reference to Exhibits to Forms 10-K filed by
                        SCEcorp (File No. 1-2313).

10.6                    1988 Deferred Compensation Plan for Executives, incorporated by reference to Exhibits to Forms 10-K filed by SCEcorp
                        (File No. 1-2313).

10.7                    1989 Deferred Compensation plan for Executives, incorporated by reference to Exhibits to Forms 10-K filed by SCEcorp
                        (File No. 1-9936).

10.8                    1990 Deferred Compensation Plan for Executives, incorporated by reference to Exhibits to Forms 10-K filed by SCEcorp
                        (File No. 1-9936).

10.9                    Annual Deferred Compensation Plan for Executives,
                        incorporated by reference to Exhibits to Forms 10-K filed by
                        SCEcorp (File No. 1-9936).

10.10 Executive Retirement Plan for Executives, incorporated by reference to Exhibits to Forms 10-K filed by SCEcorp (File
                        No. 1-2313).

10.11                   Estate and Financial Planning Program for Executive
                        Officers, incorporated by reference to Exhibits to Forms
                        10-K filed by SCEcorp (File No. 1-9936).

10.12                   Transition Power Purchase Agreement, dated August 1, 1998, between New York State Electric & Gas Corporation and
                        Mission Energy Westside, Inc., incorporated by reference to
                        Exhibit 10.52 to Edison Mission Energy's Form 10-K for the
                        year ended December 31, 1998.

10.13 Transition Power Purchase Agreement, dated August 1, 1998, between Pennsylvania Electric Company and Mission Energy
                        Westside, Inc., incorporated by reference to Exhibit 10.53 to Edison Mission Energy's Form 10-K for the year ended
                        December 31, 1998.

10.14                   Guarantee, dated August 1, 1998, between Edison Mission
                        Energy, Pennsylvania Electric Company, NGE Generation, Inc.
                        and New York State Electric & Gas Corporation, incorporated by reference to Exhibit 10.54 to Edison Mission Energy's
                        Form 10-K for the year ended December 31, 1998.

10.15                   Credit Agreement, dated March 18, 1999, among Edison Mission
                        Holdings Co. and Certain Commercial Lending Institutions,
                        and Citicorp USA, Inc., incorporated by reference to Exhibit
                        10.55 to Edison Mission Energy's Form 8-K dated March 18,
                        1999.

10.16                   Guarantee and Collateral Agreement made by Edison Mission
                        Holdings Co., Edison Mission Finance Co., Homer City
                        Property Holdings, Inc., Chestnut Ridge Energy Co., Mission
                        Energy Westside, Inc., EME Homer City Generation L.P. and
                        Edison Mission Energy in favor of United States Trust
                        Company of New York, dated as of March 18, 1999,
                        incorporated by reference to Exhibit 10.56 to Edison Mission
                        Energy's Form 8-K dated March 18, 1999.

10.16.1                 Amendment No. 1 to the Guarantee and Collateral Agreement,
                        dated May 27, 1999, between Edison Mission Holdings Co.,
                        Edison Mission Finance Co., Homer City Property Holdings,
                        Inc., Chestnut Ridge Energy Company, Mission Energy
                        Westside, Inc., EME Homer City Generation L.P. and Edison
                        Mission Energy in favor of United States Trust Company of
                        New York, incorporated by reference to Exhibit 10.56.1 to
                        Amendment No. 1 of Edison Mission Holdings Co.'s
                        registration statement on Form S-4 filed with the Securities and Exchange Commission on February 8, 2000 (File No.
                        333-92047).

10.16.2                 Open-End Mortgage, Security Agreement and Assignment of
                        Lease and Rents, dated March 18, 1999, from EME Homer City
                        Generation L.P. to United States Trust Company of New York,
                        incorporated by reference to Exhibit 10.56.2 to Amendment
                        No. 1 of Edison Mission Holdings Co.'s registration
                        statement on Form S-4 filed with the Securities and Exchange
                        Commission on February 8, 2000 (File No. 333-92047).

10.16.3                 Amendment No. 1 to the Open-End Mortgage, Security Agreement
                        and Assignment of Leases and Rents, dated May 27, 1999, from
                        EME Homer City Generation L.P. to United States Trust
                        Company of New York, incorporated by reference to Exhibit
                        10.56.3 to Amendment No. 1 of Edison Mission Holdings Co.'s
                        registration statement on Form S-4 filed with the Securities and Exchange Commission on February 8, 2000 (File No.
                        333-92047).

10.16.4                 Form of Amended and Restated Guarantee and Collateral
                        Agreement, dated as of December   , 2001, made by EME Homer
                        City Generation L.P. in favor of The Bank of New York as
                        successor to United States Trust Company of New York, as
                        Collateral Agent.**

10.17                   Collateral Agency and Intercreditor Agreement among Edison
                        Mission Holdings Co., Edison Mission Finance Co., Homer City
                        Property Holdings, Inc., Chestnut Ridge Energy Co., Mission
                        Energy Westside, Inc., EME Homer City Generation L.P., The
                        Secured Parties' Representative, Citicorp USA, Inc., as
                        Administrative Agent and United States Trust Company of New
                        York, as Collateral Agent, dated as of March 18, 1999,
                        incorporated by reference to Exhibit 10.57 to Edison Mission
                        Energy's Form 8-K dated March 18, 1999.

10.18                   Security Deposit Agreement among Edison Mission Holdings
                        Co., Edison Mission Finance Co., Homer City Property
                        Holdings, Inc., Chestnut Ridge Energy Co., Mission Energy
                        Westside, Inc., EME Homer City Generation L.P. and United
                        States Trust Company of New York, as Collateral Agent, dated as of March 18, 1999, incorporated by reference to Exhibit
                        10.58 to Edison Mission Energy's Form 8-K dated March 18,
                        1999.

10.18.1                 Amendment No. 1 to the Security Deposit Agreement, dated May
                        27, 1999, between Edison Mission Holdings Co., Edison
                        Mission Finance Co., Homer City Property Holdings, Inc.,
                        Chestnut Ridge Energy Company, Mission Energy Westside,
                        Inc., EME Homer City Generation L.P. and United States Trust
                        Company of New York, as Collateral Agent, incorporated by
                        reference to Exhibit 10.58.1 to Amendment No. 1 of Edison
                        Mission Holdings Co.'s registration statement on Form S-4
                        filed with the Securities and Exchange Commission on
                        February 8, 2000 (File No. 333-92047).

10.18.2                 Form of Amended Security Deposit Agreement, dated as of
                        December   , 2001, among EME Homer City Generation L.P. and
                        The Bank of New York as Collateral Agent.**

10.19 Credit Support Guarantee, dated as of March 18, 1999, made by Edison Mission Energy in favor of United States Trust
                        Company of New York, incorporated by reference to Exhibit
                        10.59 to Edison Mission Energy's Form 8-K dated March 18,
                        1999.

10.19.1                 Amendment No. 1 to the Credit Support Guarantee, dated May
                        27, 1999, made by Edison Mission Energy in favor of United
                        States Trust Company of New York, incorporated by reference to Exhibit 10.59.1 to Amendment No. 1 of Edison Mission
                        Holdings Co.'s registration statement on Form S-4 filed with the Securities and Exchange Commission on February 8, 2000
                        (File No. 333-92047).

10.20                   Debt Service Reserve Guarantee, dated as of March 18, 1999, made by Edison Mission Energy in favor of United States
                        Trust Company of New York on behalf of the various financial institutions (Lenders) as are or may become parties to the
                        Credit Agreement, dated as of March 18, 1999, among Edison
                        Mission Holdings Co., the Lenders and Citicorp USA, Inc.,
                        incorporated by reference to Exhibit 10.60 to Edison Mission
                        Energy's Form 8-K dated March 18, 1999.

10.20.1                 Amendment No. 1 to the Debt Service Reserve Guarantee, dated
                        May 27, 1999, made by Edison Mission Energy in favor of
                        United States Trust Company of New York, incorporated by
                        reference to Exhibit 10.60.1 to Amendment No. 1 of Edison
                        Mission Holdings Co.'s registration statement on Form S-4
                        filed with the Securities and Exchange Commission on
                        February 8, 2000 (File No. 333-92047).

10.20.2                 Amendment No. 2 to the Debt Service Reserve Guarantee, dated as of March 18, 2001, made by Edison Mission Energy in favor of United States Trust Company of New York, incorporated by reference to Exhibit 10.60.2 to Edison Mission Energy's Form
                        10-Q for the quarter ended June 30, 2001.

10.20.2                 Bond Debt Service Reserve Guarantee, dated May 27, 1999,
                        made by Edison Mission Energy in favor of United States
                        Trust Company of New York, incorporated by reference to
                        Exhibit 10.60.2 to Amendment No. 1 of Edison Mission
                        Holdings Co.'s registration statement on Form S-4 filed with the Securities and Exchange Commission on February 8, 2000
                        (File No. 333-92047).

10.20.3                 Intercompany Loan Subordination Agreement, dated March 18,
                        1999, among Edison Mission Holdings Co., Edison Mission
                        Finance Co., Homer City Property Holdings, Inc., Chestnut
                        Ridge Energy Co., Mission Energy Westside, Inc., EME Homer
                        City Generation L.P. and United States Trust Company of New
                        York, incorporated by reference to Exhibit 10.60.3 to
                        Amendment No. 2 of Edison Mission Holdings Co.'s
                        registration statement on Form S-4 filed with the Securities and Exchange Commission on February 29, 2000 (File No.
                        333-92047).

10.21                   Credit Agreement, dated March 18, 1999, among Edison Mission
                        Energy and Certain Commercial Lending Institutions, and
                        Citicorp USA Inc., incorporated by reference to Exhibit
                        10.61 to Edison Mission Energy's Form 8-K dated March 18,
                        1999.

10.21.1                 Amendment One to Credit Agreement, dated as of August 17,
                        2000, by and among Edison Mission Energy, Certain Commercial
                        Lending Institutions, and Citicorp USA, Inc., as
                        Administrative Agent, incorporated by reference to Exhibit
                        10.61.1 to Edison Mission Energy's Form 10-K for the year
                        ended December 31, 2000.

10.22                   Asset Purchase Agreement, dated August 1, 1998, between
                        Pennsylvania Electric Company, NGE Generation, Inc., New
                        York State Electric & Gas Corporation and Edison Mission
                        Energy's Form 10-K for the year ended December 31, 2000.

10.23                   Form of Agreement for 2000 Employee Awards under the Equity
                        Compensation Plan, incorporated by reference to Exhibit
                        10.78 to Edison Mission Energy's Form 10-Q for the quarter ended Mach 31, 2000.

10.24 Edison International 2000 Equity Plan, incorporated by reference to Exhibit 10.1 to Edison International's Form
                        10-Q for the quarter ended March 31, 2000. (File No.
                        1-9936).

10.25                   Form of Agreement for 2000 Employee Awards under the 2000
                        Equity Plan, incorporated by reference to Exhibit 10.2 to
                        Edison International's Form 10-Q for the quarter ended June
                        30, 2000. (File No. 1-9936).

10.26                   Amendment No. 1 to the Edison International Equity
                        Compensation plan (as restated January 1, 1998), incorporated by reference to Exhibit 10.4 to Edison
                        International's Form 10-Q for the quarter ended June 30,
                        2000. (File No. 1-9936).

12.1 Statement regarding the ratio of earnings to fixed charges for EME Homer City Generation L.P.**

21.1                    List of Subsidiaries of EME Homer City Generation L.P.**

23.1                    Consent of Arthur Andersen LLP.**

23.2                    Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                        (included in Exhibit 5.1).**

23.3                    Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
                        (included in Exhibit 8.1).*

25.1                    Statement of Eligibility and Qualification on Form T-1 of
                        The Bank of New York for the 8.137% Senior Secured Bonds due
                        2019 and 8.734% Senior Secured Bonds due 2026.**

99.1                    Form of Consent Form.**

99.2                    Form of Letter to Our Clients.**

99.3                    Form of Letter to Brokers, Dealers, Commercial Banks, Trust
                        Companies and Other Nominees.**

99.4                    Form of Consent Solicitation Agreement, dated as of   ,
                        2001, among EME Homer City Generation L.P., Edison Mission
                        Holdings Co., Credit Suisse First Boston Corporation and
                        Lehman Brothers Inc.**


------------------------

*   Filed herewith.

**  Previously filed.